THE COMPANIES

American Realty Capital Properties, Inc., Safari Acquisition, LLC and Thunder Acquisition, LLC

American Realty Capital Properties, Inc., or ARCP, is a Maryland corporation incorporated in December 2010 that qualified as a real estate investment trust for U.S. federal income tax purposes, or REIT, commencing with its initial taxable year ended December 31, 2011. In July 2011, ARCP commenced an initial public offering on a “reasonable best efforts” basis, which closed on September 6, 2011. ARCP common stock began trading on the NASDAQ Capital Market under the symbol “ARCP” on September 7, 2011. On February 28, 2013, ARCP merged with American Realty Capital Trust III, Inc., a Maryland corporation, or ARCT III. Following its acquisition of ARCT III and commencing with trading on March 1, 2013, ARCP common stock began trading on the NASDAQ Global Select Market.

Substantially all of ARCP’s business is conducted through ARC Properties Operating Partnership, L.P., or the ARCP OP, of which ARCP is the sole general partner.

ARCP acquires, owns and operates single-tenant, freestanding commercial real estate properties. ARCP has acquired a combination of long-term and medium-term leases and intends to continue to acquire properties with approximately 70% long-term leases and 30% medium-term leases, with an average remaining lease term of 10 to 12 years. ARCP considers properties that are leased on a “medium-term” basis to mean properties originally leased long-term (ten years or longer) that currently have a primary remaining lease duration of generally three to eight years, on average. ARCP expects this investment strategy to develop growth potential from below market leases. Additionally, ARCP owns a portfolio that uniquely combines a portfolio of properties with stable income from high credit quality tenants, with properties that have substantial growth opportunities.

As of March 31, 2013, excluding one vacant property classified as held for sale, ARCP owned 701 properties consisting of 16.7 million square feet, 100% leased with a weighted average remaining lease term of 11.1 years. In constructing its portfolio, ARCP is committed to diversification (industry, tenant and geography). As of March 31, 2013, rental revenues derived from investment grade tenants and tenants affiliated with investment grade entities as determined by a major rating agency approximated 79% (the rating of each parent company has been attributed to its wholly owned subsidiary for purposes of this disclosure). ARCP’s strategy encompasses receiving the majority of its revenue from investment grade tenants as ARCP further acquires properties and enters into (or assumes) medium-term and long-term lease arrangements.

ARCP’s principal executive offices are located at 405 Park Avenue, 15th Floor, New York, New York 10022, and its telephone number is (212) 415-6500.

The entity into which CapLease (as defined and described below) will merge, Safari Acquisition, LLC, or the CapLease Merger Sub, is a Delaware limited liability company and a direct wholly owned subsidiary of ARCP that was formed for the purpose of acquiring CapLease pursuant to the merger agreement with CapLease.

The entity into which ARCT IV (as defined and described below) will merge, Thunder Acquisition, LLC, or the ARCT IV Merger Sub, is a Delaware limited liability company and a direct wholly owned subsidiary of ARCP that was formed for the purpose of acquiring ARCT IV pursuant to the merger agreement with ARCT IV.

CapLease, Inc.

CapLease, Inc., or CapLease, is a REIT that primarily acquires, owns and manages a diversified portfolio of single tenant commercial real estate properties subject to long-term leases to high credit quality tenants. CapLease focuses on properties that are subject to a lease that requires the tenant to pay all or substantially all property operating expenses, such as utilities, real estate taxes, insurance and routine maintenance. CapLease has made an election to qualify, and believes it is operating so as to qualify, as a REIT commencing with its taxable year ended December 31, 2004. In addition to its portfolio of owned properties, CapLease has a modest portfolio of first mortgage loans and other debt investments on single tenant properties.

CapLease conducts its business through a variety of subsidiaries. CapLease owns most of its owned properties through its predecessor and operating partnership, Caplease, LP. CapLease is the indirect sole general partner of, and owns approximately 99.8% of the common equity of, CapLease, LP.

As of March 31, 2013, excluding one vacant property, CapLease owned 70 properties comprised of 12.0 million square feet, which were 96.6% leased with a weighted average remaining lease term of approximately 6.0 years.

CapLease’s principal executive offices are located at 1065 Avenue of the Americas, New York, New York 10018, and its telephone number is (212) 217-6300.

GE Capital Portfolio

On June 27, 2013 ARCP, through the ARCP OP, acquired the equity interests in the entities that own a real estate portfolio comprised of 447 net lease properties, or the GE Capital Portfolio, from certain affiliates of GE Capital Corp., or GE Capital. The 447 properties are subject to 400 property operating leases and 47 direct financing leases. The GE Capital Portfolio contains approximately 2.0 million rentable square feet and consists of 444 restaurants (including three other revenue generating assets) and three retail properties. The purchase price for the GE Capital Portfolio was approximately $774 million exclusive of closing costs.

American Realty Capital Trust IV, Inc.

American Realty Capital Trust IV, Inc., or ARCT IV, is a Maryland corporation incorporated in February 2012 that qualifies as a REIT for U.S. federal income tax proposes commencing with its initial taxable year ended December 31, 2012. ARCT IV is a non-traded REIT. ARCT IV was formed to acquire a diversified portfolio of commercial real estate, which consists primarily of freestanding single tenant properties net leased to investment grade and other credit worthy tenants. In June 2012, ARCT IV commenced an initial public offering on a ‘‘reasonable best efforts’’ basis to sell up to 60.0 million shares of common stock, excluding 10.0 million shares issuable pursuant to a distribution reinvestment plan, offered at a price of $25.00 per share, subject to certain volume and other discounts, which we refer to as the ARCT IV IPO. In September 2012, ARCT IV commenced real estate operations. As of July 2, 2013, ARCT IV had issued 70,219,528 million shares of ARCT IV common stock in connection with the ARCT IV IPO and had issued 885,216 million shares of ARCT IV common stock under its distribution reinvestment plan. As of July 2, 2013, ARCT IV had 71,112,745 shares of common stock outstanding, including unvested restricted shares and shares issued pursuant to ARCT IV’s distribution reinvestment plan.

Substantially all of ARCT IV’s business is conducted through American Realty Capital Operating Partnership IV, L.P., a Delaware limited partnership and the operating partnership of ARCT IV, or the ARCT IV Operating Partnership, of which ARCT IV is the sole general partner.

As of June 30, 2013, ARCT IV owned 585 properties comprised of 6.6 million square feet, which were 100% leased with a weighted average remaining lease term of 11.7 years. Additionally, ARCT IV is party to a purchase and sale agreement with certain affiliates of GE Capital pursuant to which 578 properties remain to be acquired by ARCT IV thereunder. In constructing the portfolio, ARCT IV has been committed to diversification by industry, tenant and geography.

ARCT IV’s principal executive offices are located at 405 Park Avenue, 15th Floor, New York, New York 10022, and its telephone number is (212) 415-6500.

ARCT IV and ARCP each were sponsored directly by AR Capital, LLC, or ARC. American Realty Capital Advisors IV, LLC, or the ARCT IV Advisor, is a Delaware limited liability company indirectly wholly owned by ARC and is ARCT IV’s external advisor. ARC Properties Advisors, LLC, or the ARCP Manager, is a Delaware limited liability company wholly owned by ARC and is ARCP’s external manager. ARC and its affiliates, including the ARCT IV Advisor and ARCP Manager, provide investment, management and advisory services, as well as certain acquisition and debt capital services to ARCT IV and ARCP, as applicable. ARCT IV and ARCP pay management fees and certain other fees to, and reimburse certain expenses of, the ARCT IV Advisor and ARCP Manager, respectively. Affiliates of ARC also provide similar services for American Realty Capital New York Recovery REIT, Inc., Phillips Edison — ARC Shopping Center REIT Inc., American Realty Capital — Retail Centers of America, Inc., American Realty Capital Healthcare Trust, Inc., American Realty Capital Daily Net Asset Value Trust, Inc., ARC Realty Financial Trust, Inc., American Realty Capital Global Trust, Inc., American Realty Capital Healthcare Trust II, Inc. and American Realty Capital Trust V, Inc. Certain of these ARC-sponsored REITs have investment strategies substantially similar to those of ARCT IV, ARCP and the combined company.

Combination of ARCP, CapLease, the GE Capital Portfolio and ARCT IV

Combination of ARCP and CapLease

As of March 31, 2013, excluding one vacant property classified as held for sale, ARCP’s portfolio was comprised of 701 properties consisting of 16.7 million rentable square feet, 100% leased with a weighted average remaining lease term of 11.1 years. As of March 31, 2013, excluding one vacant property CapLease owned 70 properties comprised of 12.0 million square feet, which were 96.6% leased with a weighted average remaining lease term of approximately 6.0 years.

ARCP and CapLease are each focused on creating a portfolio of primarily net lease properties leased to high credit quality tenants. ARCP focuses on acquiring properties with both medium-term and long-term leases. CapLease’s portfolio, which has a weighted average remaining lease term on a portfolio basis as of March 31, 2013 of 6.0 years, fits within the medium-term lease component of ARCP’s strategy.

Following the CapLease Merger, the combined company will own a portfolio that combines CapLease’s portfolio of properties that are substantially net leased to investment grade tenants as determined by major credit rating agencies (including the attribution of such ratings to affiliates of CapLease’s tenants) which contain growth opportunities with ARCP’s portfolio, which retains a balance of growth opportunities and security and is also substantially leased to investment grade tenants as determined by major credit rating agencies (including the attribution of such ratings to affiliates of ARCP’s tenants). The combined portfolio will be diversified by geography, tenant and industry. The combination will reduce ARCP’s current top ten tenant concentration.

ARCP’s Acquisition of the GE Capital Portfolio

ARCP’s acquisition of the GE Capital Portfolio added 2.0 million rentable square feet to ARCP’s portfolio, which totaled 19.4 million rentable square feet including the GE Capital Portfolio, as of June 30, 2013. The GE Capital Portfolio is highly diversified by tenant and includes 123 distinct tenant groups. The GE Capital Portfolio is highly concentrated in the retail sector, adding to ARCP’s continued focus on building a single tenant net lease portfolio leased to commercial tenants. Annualized rental income as of June 30, 2013 for the GE Capital Portfolio separately, ARCP separately, and ARCP and the GE Capital Portfolio together are approximately $53.2 million, $174.6 million, and $227.8 million, respectively. The acquisition increased ARCP’s current industry diversification by expanding in the restaurant industry.

Combination of ARCP and ARCT IV

As of June 30, 2013, (excluding one vacant property classified as held for sale) ARCP owned 1,181 properties consisting of 19.4 million square feet, 100% leased with a weighted average remaining lease term of 9.9 years. As of June 30, 2013, ARCT IV owned 585 properties comprised of 6.6 million square feet, which were 100% leased with a weighted average remaining lease term of 11.7 years. Additionally, ARCT IV is party to a purchase and sale agreement with certain affiliates of GE Capital pursuant to which 578 properties remain to be acquired by ARCT IV thereunder. No assurance can be given that ARCT IV will acquire such properties. In constructing the portfolio, ARCT IV has been committed to diversification by industry, tenant and geography.

ARCP and ARCT IV are each focused on creating a portfolio of primarily net lease properties leased to high credit quality tenants. ARCP focuses on acquiring properties with both medium-term and long-term leases. ARCT IV’s portfolio, which has a weighted average remaining lease term on a portfolio basis as of June 30, 2013 of 11.7 years, fits within the long-term lease component of ARCP’s strategy.

Following the ARCT IV Merger, the combined company will own a portfolio that combines ARCT IV’s portfolio of properties that are substantially net leased to investment grade tenants as determined by major credit rating agencies (including the attribution of such ratings to affiliates of ARCT IV’s tenants) which are stable with ARCP’s portfolio, which retains a balance of growth opportunities and security and is also substantially leased to investment grade tenants as determined by major credit rating agencies (including the attribution of such ratings to affiliates of ARCP’s tenants). The combined portfolio will be diversified by geography, tenant and industry. The combination will reduce ARCP’s current top ten tenant concentration.

In connection with the ARCT IV Merger, ARCP entered into a letter agreement for proxy solicitation services with RCS Advisory Services, LLC, or RCS, RCS Capital Securities, LLC, or RC Securities, and American National Stock Transfer, LLC, or ANST, pursuant to which it will pay $640,000 for such services. Additionally, in connection with the ARCT IV Merger, ARCP entered into an agreement for financial advisory and strategic services with RC Securities, pursuant to which it will pay RC Securities an amount equal to 0.25% of the transaction value of the ARCT IV Merger. Each of RCS, RC Securities and ANST is an entity directly or indirectly under common control with ARC, the sponsor of ARCP and ARCT IV.

Combination of ARCP, CapLease, the GE Capital Portfolio and ARCT IV

As of June 30, 2013, the combined portfolio of ARCP, CapLease, the GE Capital Portfolio and ARCT IV (including the pending properties to be acquired from GE Capital) totals 2,414 properties containing 40.0 million rentable square feet with a pro forma weighted average lease term of 9.3 years, providing a balance between medium-term and long-term leases. Annualized rental revenues for the portfolios as of June 30, 2013 for ARCP, CapLease and the GE Capital Portfolio together total approximately $508.4 million.

Property Portfolio Information

At June 30, 2013, ARCP, excluding properties owned by CapLease, owned a diversified portfolio:

•	of 1,181 properties, excluding one vacant property classified as held for sale;
•	with an occupancy rate of 100%;
•	leased to 180 different retail and other commercial enterprises doing business in 21 separate industries;
•	located in 48 states and Puerto Rico;
•	with approximately 19.4 million square feet of leasable space; and
•	with an average leasable space per property of approximately 16,400 square feet.

At June 30, 2013, ARCP, including properties owned by CapLease (assuming the CapLease Merger is consummated), on a pro forma basis, owned a diversified portfolio:

•	of 1,251 properties, excluding two vacant properties, one of which is classified as held for sale;
•	with an occupancy rate of 96%;
•	leased to 220 different retail and other commercial enterprises doing business in 29 separate industries;
•	located in 48 states and Puerto Rico;
•	with approximately 31.4 million square feet of leasable space; and
•	with an average leasable space per property of approximately 25,100 square feet.

At June 30, 2013, ARCT IV, excluding properties under contract to be acquired from affiliates of GE Capital, owned a diversified portfolio:

•	of 585 properties;
•	with an occupancy rate of 100%;
•	leased to 172 different retail and other commercial enterprises doing business in five separate industries;
•	located in 42 states;
•	with approximately 6.6 million square feet of leasable space; and
•	with an average leasable space per property of approximately 11,200 square feet.

At June 30, 2013, ARCT IV, including properties under contract to be acquired from GE Capital, on a pro forma basis, owned a diversified portfolio:

•	of 1,163 properties;
•	with an occupancy rate of 100%;
•	leased to 287 different retail and other commercial enterprises doing business in 23 separate industries;
•	located in 46 states and the District of Columbia;
•	with approximately 8.6 million square feet of leasable space; and
•	with an average leasable space per property of approximately 7,400 square feet.

Combined Property Portfolio

As of June 30, 2013, ARCP (assuming the CapLease Merger is consummated) and ARCT IV, on a pro forma basis, owned a portfolio with the following characteristics:

•	1,836 properties, including 1,251 ARCP properties at June 30, 2013 and 585 ARCT IV properties at June 30, 2013;
•	occupancy rate of 100%;
•	leased to 355 different retail and other commercial enterprises doing business in 32 separate industries;
•	located in 49 states and Puerto Rico;
•	approximately 38.0 million square feet of leasable space; and
•	an average leasable space per property of approximately 20,700 square feet.

As of June 30, 2013, ARCP and ARCT IV, including CapLease and properties under contract to be acquired from GE Capital, on a pro forma basis, owned a portfolio with the following characteristics:

•	2,414 properties, including 1,251 ARCP properties, 585 ARCT IV properties, 70 CapLease properties and 578 properties under contract with GE Capital at June 30, 2013;
•	occupancy rate of 97%;
•	leased to 454 different retail and other commercial enterprises doing business in 34 separate industries;
•	located in 49 states, the District of Columbia and Puerto Rico;
•	approximately 40.0 million square feet of leasable space; and
•	an average leasable space per property of approximately 16,500 square feet.

There were no tenants whose annualized rental income on a straight-line basis represent greater than 10% of the total annualized rental income on a straight-line basis for the pro forma portfolio properties of ARCP and ARCT IV as of June 30, 2013.

All of the following property portfolio information is provided to illustrate the pro forma combined property portfolio of ARCP and ARCT IV post-merger. This information includes an illustration of the combined portfolio by industry, property type and geography, as well as a combined lease expiration schedule. The ARCP information represents quarterly information for the 1,251 properties owned, including properties owned by CapLease (which assumes the CapLease Merger is consummated), at June 30, 2013. The ARCT IV information represents quarterly information for the 585 properties owned at June 30, 2013. The ARCT IV (GE Capital) information represents 578 properties remaining to be acquired under ARCT IV’s purchase agreement with GE Capital at June 30, 2013.

Industry Diversification

The following table sets forth certain information regarding the property portfolios classified according to the business of the respective tenants, expressed as a percentage of total rental revenue:

Percentage of Rental Revenue

Industry	ARCP(1)	ARCT IV(2)	CapLease(3)	ARCT IV (GE Capital)(4)	Combined Total
Advertising	0.00%	—	—	0.01%	0.00%
Aerospace	1.10%	—	—	—	0.49%
Auto Manufacturing	—	7.36%	—	—	1.19%
Auto Retail	2.45%	0.40%	2.71%	—	1.89%
Auto Services	0.27%	0.44%	—	—	0.19%
Casual Dining	6.84%	8.92%	—	33.20%	8.54%
Consulting	—	—	3.64%	—	0.98%
Consumer Goods	0.28%	9.87%	—	—	1.72%
Consumer Products	10.99%	3.13%	8.31%	—	7.66%
Discount Retail	10.90%	5.81%	4.50%	—	7.03%
Diversified Industrial	—	—	8.25%	—	2.22%
Family Dining	7.06%	6.35%	—	12.30%	5.68%
Financial Services	0.56%		7.51%	0.10%	2.28%
Freight	7.04%	1.39%	—	—	3.38%
Gas/Convenience	3.18%	1.36%	—	—	1.65%
Government Services	2.56%	—	13.32%	—	4.73%
Haircare Services	—	0.03%	—	—	0.00%
Healthcare	5.74%	3.18%	4.04%	0.10%	4.18%
Home Maintenance	0.99%	1.01%	4.38%	—	1.78%
Hotel	—	—	2.09%	—	0.56%
Insurance	4.75%	—	13.99%	0.10%	5.90%
Media	—	—	1.97%	—	0.53%
Motor Cycle	—	—	—	1.40%	0.17%
Oil & Gas	—	—	3.11%	—	0.84%
Parking	—	—	—	0.10%	0.01%
Pharmacy	8.78%	1.09%	0.81%	—	4.33%
Publishing	—	—	1.16%	—	0.31%
Quick Service Restaurant	12.10%	26.48%	—	52.69%	16.12%
Retail Banking	9.11%	15.12%	1.56%	—	6.94%
Specialty Retail	4.59%	7.98%	4.53%	—	4.56%
Storage Facility	0.19%	—	—	—	0.09%
Supermarket	0.52%	—	4.84%	—	1.54%
Telecommunications	—	0.08%	5.23%	—	1.42%
Various	—	—	4.05%	—	1.09%
Total	100.0%	100.0%	100.0%	100.0%	100.0%

(1)	Includes annualized rental revenue for all properties owned by ARCP at June 30, 2013.
(2)	Includes annualized rental revenue for all properties owned by ARCT IV at June 30, 2013.
(3)	Includes annualized rental revenue for all properties owned by CapLease at June 30, 2013.
(4)	Includes annualized rental revenue for all properties under contract to be acquired by ARCT IV from GE Capital at June 30, 2013.

Property Type Diversification

The following table sets forth certain property type information regarding the property portfolios (dollars in thousands):

ARCP

Property Type	Number of Properties	Approximate Leasable Square Feet	Annualized Rental Revenue	Percentage of Rental Revenue
Retail	1,100	7,609,157	143,757	63.1%
Office	35	1,992,555	33,275	14.6%
Distribution	46	9,802,884	50,732	22.3%
Total	1,181	19,404,596	227,764	100%

ARCT IV

Property Type	Number of Properties	Approximate Leasable Square Feet	Annualized Rental Revenue	Percentage of Rental Revenue
Retail	581	4,139,912	65,342	79.6%
Distribution	3	2,430,535	16,706	20.4%
Parking Lot	1	8,400	1	0.0%
Total	585	6,578,847	82,049	100%

CAPLEASE

Property Type	Number of Properties	Approximate Leasable Square Feet	Annualized Rental Revenue	Percentage of Rental Revenue
Retail	16	1,172,481	13,720	10.0%
Office	44	6,206,297	101,017	73.9%
Distribution	10	4,621,011	22,045	16.1%
Total	70	11,999,789	136,782	100%

ARCT IV (GE Capital)

Property Type	Number of Properties	Approximate Leasable Square Feet	Annualized Rental Revenue	Percentage of Rental Revenue
Retail	572	1,964,827	61,741	99.8%
Parking Lot	1	17,446	35	0.1%
Billboard	5	2,463	59	0.1%
Total	578	1,984,736	61,835	100%

COMBINED

Property Type	Number of Properties	Approximate Leasable Square Feet	Annualized Rental Revenue	Percentage of Rental Revenue
Retail	2,269	14,886,377	284,559	56.0%
Office	79	8,198,852	134,292	26.4%
Distribution	59	16,854,430	89,483	17.6%
Parking Lot	2	25,846	36	0.0%
Billboard	5	2,463	59	0.0%
Total	2,414	39,967,968	508,430	100%

Geographic Diversification

The following table sets forth certain state-by-state information regarding the property portfolios (dollars in thousands):

ARCP

State	Number of Properties	Leasable Square Feet	Annualized Rental Revenue(1)	Percentage of Rental Revenue
Alabama	43	578,951	8,122	3.6%
Arizona	8	74,227	1,613	0.7%
Arkansas	18	250,618	3,652	1.6%
California	16	1,450,328	12,488	5.5%
Colorado	13	238,886	4,673	2.1%
Connecticut	10	37,126	1,184	0.5%
Delaware	4	12,369	286	0.1%
Florida	36	188,676	5,366	2.4%
Georgia	64	403,579	8,896	3.9%
Idaho	8	71,565	1,552	0.7%
Illinois	42	1,486,911	19,123	8.4%
Indiana	28	1,762,150	8,288	3.6%
Iowa	19	671,074	4,810	2.1%
Kansas	22	1,305,125	4,611	2.0%
Kentucky	27	263,260	4,629	2.0%
Louisiana	28	221,238	2,871	1.3%
Maine	2	146,430	2,819	1.2%
Maryland	2	11,205	366	0.2%
Massachusetts	18	435,195	6,157	2.7%
Michigan	78	677,709	12,674	5.6%
Minnesota	11	200,487	1,693	0.7%
Mississippi	36	1,380,764	8,327	3.7%
Missouri	86	942,859	11,019	4.8%
Montana	5	55,377	856	0.4%
Nebraska	3	25,355	409	0.2%
Nevada	12	100,660	2,414	1.1%
New Hampshire	10	65,328	1,349	0.6%
New Jersey	8	85,721	2,640	1.2%
New Mexico	10	54,475	870	0.4%
New York	25	326,461	7,522	3.3%
North Carolina	54	1,123,948	10,840	4.8%
North Dakota	4	31,318	572	0.3%
Ohio	63	1,197,640	10,754	4.7%
Oklahoma	22	370,185	2,882	1.3%
Oregon	6	25,143	652	0.3%
Pennsylvania	69	365,231	8,697	3.8%
Puerto Rico	2	31,050	1,105	0.5%
Rhode Island	5	23,488	636	0.3%
South Carolina	30	649,029	6,920	3.0%
South Dakota	2	49,641	415	0.2%
Tennessee	48	362,779	6,526	2.9%
Texas	127	983,549	15,322	6.7%
Utah	3	14,009	415	0.2%

State	Number of Properties	Leasable Square Feet	Annualized Rental Revenue(1)	Percentage of Rental Revenue
Vermont	4	15,432	335	0.1%
Virginia	25	150,269	3,395	1.5%
Washington	5	219,700	3,139	1.4%
West Virginia	9	57,079	1,434	0.6%
Wisconsin	7	187,439	1,869	0.8%
Wyoming	4	23,558	577	0.3%
Total	1,181	19,404,596	227,764	100.0%

(1)	47 properties are accounted for as direct financing leases and therefore for accounting purposes, revenue is recognized as direct financing lease income on the discounted cash flows of the lease payments. Amount reflected is the cash rent on these properties.

ARCT IV

State/Possession	Number of Properties	Leasable Square Feet	Annualized Rental Revenue(1)		Percentage of Rental Revenue
Alabama	28	102,760	3,513		2.4%
Alaska	1	2,805	—	(2)	0.0%
Arizona	11	46,246	806		0.6%
Arkansas	29	99,978	741		0.5%
California	10	60,528	1,480		1.0%
Colorado	2	6,449	176		0.1%
Connecticut	2	4,718	—	(2)	0.0%
Florida	56	1,452,488	15,246		10.6%
Georgia	35	153,206	4,017		2.8%
Idaho	2	9,586	171		0.1%
Illinois	33	155,271	3,502		2.4%
Indiana	15	461,317	7,557		5.3%
Iowa	5	104,910	821		0.6%
Kansas	5	39,392	646		0.4%
Kentucky	16	76,151	1,333		0.9%
Louisiana	11	33,683	1,238		0.9%
Maine	3	787,176	1,082		0.8%
Maryland	8	25,186	1,204		0.8%
Massachusetts	5	574,467	4,157		2.9%
Michigan	18	115,803	1,358		0.9%
Mississippi	5	14,260	598		0.4%
Missouri	12	73,082	1,170		0.8%
Nebraska	2	11,980	126		0.1%
New Hampshire	1	7,316	145		0.1%
New Jersey	2	4,800	193		0.1%
New Mexico	5	23,286	205		0.1%
New York	7	28,837	503		0.3%
North Carolina	42	219,588	5,340		3.7%
Ohio	29	915,662	4,634		3.2%
Oklahoma	3	24,482	382		0.3%
Pennsylvania	26	142,287	3,183		2.2%
Rhode Island	6	25,454	829		0.6%
South Carolina	7	46,847	697		0.5%
South Dakota	3	34,773	364		0.3%

State/Possession	Number of Properties	Leasable Square Feet	Annualized Rental Revenue(1)	Percentage of Rental Revenue
Tennessee	12	47,545	1,383	1.0%
Texas	78	445,273	8,166	5.7%
Utah	2	7,275	245	0.2%
Virginia	19	78,799	1,776	1.2%
Washington	4	16,581	538	0.4%
West Virginia	6	31,209	461	0.3%
Wisconsin	16	47,889	1,692	1.2%
Wyoming	3	19,502	371	0.3%
Total	585	6,578,847	82,049	57.0%

(1)	Six properties are accounted for as direct financing leases and therefore for accounting purposes, revenue is recognized as direct financing lease income on the discounted cash flows of the lease payments. Amount reflected is the cash rent on these properties.
(2)	Properties under master lease agreements and for which annualized rental revenue has not been allocated to individual properties; leases which only pay rent based on a percentage of sales or other measurement per the lease agreements; and leases that are currently on a month-to-month term, where the lease may be terminated at any time, do not have an annualized rental revenue amount reflected.

CAPLEASE

State/Possession	Number of Properties	Leasable Square Feet	Annualized Rental Revenue	Percentage of Rental Revenue
Alabama	2	131,894	4,097	3.0%
California	7	1,388,786	12,468	9.1%
Colorado	3	420,471	7,664	5.6%
Florida	1	307,275	2,121	1.6%
Georgia	4	264,165	2,027	1.5%
Illinois	2	543,750	8,635	6.3%
Indiana	3	932,542	3,729	2.7%
Kansas	3	266,644	4,521	3.3%
Kentucky	6	446,274	2,874	2.1%
Louisiana	1	133,841	2,314	1.7%
Maryland	4	430,967	9,584	7.0%
Massachusetts	1	88,420	758	0.6%
Nebraska	2	426,399	5,537	4.0%
New Jersey	2	517,215	9,056	6.6%
New York	1	98,184	1,312	1.0%
North Carolina	1	191,681	2,093	1.5%
Ohio	1	111,776	984	0.7%
Oklahoma	1	328,545	4,250	3.1%
Pennsylvania	4	2,153,381	12,986	9.5%
Puerto Rico	1	56,500	1,300	1.0%
Tennessee	3	193,983	2,454	1.8%
Texas	11	1,598,049	22,334	16.3%
Virginia	4	658,998	8,819	6.4%
Washington	1	155,200	2,834	2.1%
Wisconsin	1	154,849	2,031	1.5%
Total	70	11,999,789	136,782	100%

ARCT IV (GE Capital)

State/Possession	Number of Properties	Leasable Square Feet	Annualized Rental Revenue		Percentage of Rental Revenue
Alabama	23	83,311	3,716		6.0%
Arizona	9	31,973	839		1.4%
Arkansas	7	23,279	—	(1)	0.0%
California	3	12,948	280		0.5%
Colorado	9	39,185	—	(1)	0.0%
Connecticut	2	5,060	193		0.3%
District of Columbia	1	3,210	43		0.1%
Florida	50	184,504	7,977		12.8%
Georgia	29	133,800	2,036		3.3%
Idaho	4	16,296	1,617		2.6%
Illinois	20	69,021	2,531		4.1%
Indiana	23	74,501	2,728		4.4%
Iowa	5	18,554	576		0.9%
Kansas	3	10,038	359		0.6%
Kentucky	7	29,832	1,510		2.4%
Louisiana	15	45,468	1,540		2.5%
Maryland	1	5,867	292		0.5%
Massachusetts	1	6,237	143		0.2%
Michigan	24	97,962	2,388		3.9%
Minnesota	5	19,686	308		0.5%
Mississippi	10	28,350	1,113		1.8%
Missouri	11	31,792	864		1.4%
Montana	1	2,520	41		0.1%
Nebraska	5	16,052	409		0.7%
New Hampshire	1	6,003	112		0.2%
New Jersey	1	3,840	115		0.2%
New Mexico	7	23,124	1,973		3.2%
New York	21	85,279	2,490		4.0%
North Carolina	6	14,930	716		1.2%
North Dakota	1	3,536	480		0.8%
Ohio	51	171,139	4,500		7.2%
Oklahoma	9	28,911	824		1.3%
Oregon	6	26,807	—	(1)	0.0%
Pennsylvania	9	37,619	931		1.5%
South Carolina	36	89,773	2,385		3.9%
Tennessee	29	74,906	1,951		3.2%
Texas	63	223,103	6,501		10.4%
Utah	1	3,300	30		0.0%
Virginia	19	51,622	1,395		2.3%
Washington	3	12,642	1,846		3.0%
West Virginia	15	45,907	1,445		2.3%
Wisconsin	32	92,849	2,638		4.3%
Total	578	1,984,736	61,835		100%

(1)	Properties under master lease agreements and for which annualized rental revenue has not been allocated to individual properties; leases which only pay rent based on a percentage of sales or other measurement per the lease agreements; and leases that are currently on a month-to-month term, where the lease may be terminated at any time, do not have an annualized rental revenue amount reflected.

COMBINED

State/Possession	Number of Properties	Leasable Square Feet	Annualized Rental Revenue(1)		Percentage of Rental Revenue
Alabama	96	896,916	19,447		3.8%
Alaska	1	2,805	—	(2)	0.0%
Arizona	28	152,446	3,258		0.6%
Arkansas	54	373,875	4,393		0.9%
California	36	2,912,590	26,716		5.3%
Colorado	27	704,991	12,513		2.5%
Connecticut	14	46,904	1,377		0.3%
Delaware	4	12,369	286		0.1%
District of Columbia	1	3,210	43		0.0%
Florida	143	2,132,943	30,710		5.9%
Georgia	132	954,750	16,976		3.3%
Idaho	14	97,447	3,341		0.7%
Illinois	97	2,254,953	33,791		6.6%
Indiana	69	3,230,510	22,301		4.4%
Iowa	29	794,538	6,207		1.2%
Kansas	33	1,621,199	10,137		2.0%
Kentucky	56	815,517	10,346		2.0%
Louisiana	55	434,230	7,963		1.6%
Maine	5	933,606	3,901		0.8%
Maryland	15	473,225	11,446		2.3%
Massachusetts	25	1,104,319	11,215		2.2%
Michigan	120	891,474	16,420		3.2%
Minnesota	16	220,173	2,001		0.4%
Mississippi	51	1,423,374	10,038		2.0%
Missouri	109	1,047,733	13,053		2.6%
Montana	6	57,897	897		0.2%
Nebraska	12	479,786	6,482		1.3%
Nevada	12	100,660	2,414		0.5%
New Hampshire	12	78,647	1,606		0.3%
New Jersey	13	611,576	12,003		2.4%
New Mexico	22	100,885	3,048		0.6%
New York	54	538,761	11,827		2.3%
North Carolina	103	1,550,147	18,990		3.7%
North Dakota	5	34,854	1,052		0.2%
Ohio	144	2,396,217	20,872		4.1%
Oklahoma	35	752,123	8,339		1.6%
Oregon	12	51,950	652		0.1%
Pennsylvania	108	2,698,518	25,797		5.1%
Puerto Rico	3	87,550	2,405		0.5%
Rhode Island	11	48,942	1,465		0.3%
South Carolina	73	785,649	10,002		2.0%
South Dakota	5	84,414	779		0.2%
Tennessee	92	679,213	12,315		2.4%
Texas	279	3,249,974	52,323		10.2%
Utah	6	24,584	690		0.1%
Vermont	4	15,432	335		0.1%

State/Possession	Number of Properties	Leasable Square Feet	Annualized Rental Revenue(1)	Percentage of Rental Revenue
Virginia	67	939,688	15,384	3.0%
Washington	13	404,123	8,356	1.6%
West Virginia	30	134,195	3,340	0.7%
Wisconsin	56	483,026	8,230	1.6%
Wyoming	7	43,060	948	0.2%
Total	2,414	39,967,968	508,430	100%

(1)	59 properties are accounted for as direct financing leases and, therefore, for accounting purposes, revenue is recognized as direct financing lease income on the discounted cash flows of the lease payments. Amount reflected is the cash rent on these properties.
(2)	Properties under master lease agreements and for which annualized rental revenue has not been allocated to individual properties; leases which only pay rent based on a percentage of sales or other measurement per the lease agreements; and leases that are currently on a month-to-month term, where the lease may be terminated at any time, do not have an annualized rental revenue amount reflected.

Lease Expirations

The following table sets forth certain information regarding the property portfolios and the timing of the lease term expirations (excluding rights to extend a lease at the option of the tenant) on net leased, single-tenant properties (for properties under direct financing leases, average annual rent amounts represent cash rent on these properties) (dollars in thousands):

ARCP

Total Leases:

Year of Expiration	Number of Leases Expiring	Average Annual Rent	Percentage of Average Annual Rent	Leasable Square Feet
July 1, 2013 through December 31, 2013	7	605	0.27%	34,936
2014	34	4,358	1.92%	200,243
2015	46	5,009	2.20%	278,769
2016	54	6,157	2.71%	256,987
2017	100	13,117	5.77%	914,069
2018	121	19,626	8.63%	1,328,382
2019	71	10,435	4.59%	461,073
2020	58	7,377	3.24%	300,376
2021	63	13,635	6.00%	920,691
2022	124	24,138	10.62%	4,073,687
2023	70	25,437	11.19%	2,690,873
Total	748	129,894	57.13%	11,460,086

Operating Leases:

Year of Expiration	Number of Leases Expiring	Average Annual Rent	Percentage of Average Annual Rent	Leasable Square Feet
July 1, 2013 through December 31, 2013	7	605	0.27%	34,936
2014	33	4,286	1.93%	197,780
2015	44	4,835	2.17%	272,071
2016	54	6,157	2.77%	256,987
2017	93	12,010	5.40%	883,811
2018	112	18,825	8.47%	1,298,505
2019	63	9,674	4.35%	437,626
2020	58	7,377	3.32%	300,376
2021	62	13,513	6.08%	917,696
2022	121	23,862	10.73%	4,061,776
2023	62	24,605	11.06%	2,653,211
Total	709	125,749	56.55%	11,314,775

Direct Financing Leases:

Year of Expiration	Number of Leases Expiring	Average Annual Rent	Percentage of Average Annual Rent	Leasable Square Feet
July 1, 2013 through December 31, 2013	—	—	0.00%	—
2014	1	72	1.44%	2,463
2015	2	174	3.48%	6,698
2016	—	—	0.00%	—
2017	7	1,107	22.17%	30,258
2018	9	801	16.04%	29,877
2019	8	761	15.24%	23,447
2020	—	—	0.00%	—
2021	1	122	2.44%	2,995
2022	3	276	5.53%	11,911
2023	8	832	16.66%	37,662
Total	39	4,145	83.02%	145,311

ARCT IV

Total Leases:

Year of Expiration	Number of Leases Expiring	Average Annual Rent	Percentage of Average Annual Rent	Leasable Square Feet
July 1, 2013 through December 31, 2013	16	593	0.72%	60,643
2014	14	1,376	1.67%	63,830
2015	41	1,180	1.43%	128,737
2016	29	1,622	1.97%	102,960
2017	87	10,216	12.40%	431,693
2018	30	2,293	2.78%	121,094
2019	17	1,603	1.95%	65,166
2020	17	2,006	2.43%	70,194
2021	10	573	0.70%	39,591
2022	24	10,910	13.24%	1,401,216
2023	23	3,195	3.88%	209,250
Total	308	35,567	43.16%	2,694,374

Operating Leases:

Year of Expiration	Number of Leases Expiring	Average Annual Rent	Percentage of Average Annual Rent	Leasable Square Feet
July 1, 2013 through December 31, 2013	15	486	0.60%	57,093
2014	12	1,121	1.38%	58,433
2015	40	1,057	1.30%	125,529
2016	29	1,622	1.99%	102,960
2017	87	10,216	12.56%	431,693
2018	30	2,293	2.82%	121,094
2019	15	1,347	1.66%	56,834
2020	17	2,006	2.47%	70,194
2021	10	573	0.70%	39,591
2022	24	10,910	13.42%	1,401,216
2023	23	3,195	3.93%	209,250
Total	302	34,826	42.83%	2,673,887

Direct Financing Leases:

Year of Expiration	Number of Leases Expiring	Average Annual Rent	Percentage of Average Annual Rent	Leasable Square Feet
July 1, 2013 through December 31, 2013	1	107	14.44%	3,550
2014	2	255	34.41%	5,397
2015	1	123	16.60%	3,208
2016	0	—	0.00%	—
2017	0	—	0.00%	—
2018	0	—	0.00%	—
2019	2	256	34.55%	8,332
2020	0	—	0.00%	—
2021	0	—	0.00%	—
2022	0	—	0.00%	—
2023	0	—	0.00%	—
Total	6	741	100.00%	20,487

CAPLEASE

Year of Expiration	Number of Leases Expiring	Average Annual Rent	Percentage of Average Annual Rent	Leasable Square Feet
July 1, 2013 through December 31, 2013	1	6,723	4.94%	207,055
2014	3	2,861	2.10%	223,912
2015	5	10,999	8.08%	865,703
2016	10	17,527	12.88%	1,312,058
2017	8	22,569	16.58%	2,856,984
2018	3	4,305	3.16%	227,672
2019	4	9,374	6.89%	422,210
2020	8	16,952	12.46%	1,049,555
2021	18	22,036	16.19%	3,097,715
2022	1	3,672	2.70%	181,160
2023	2	4,091	3.01%	134,979
Total	63	121,109	89.00%	10,579,003

ARCT IV (GE CAPITAL)

Total Leases:

Year of Expiration	Number of Leases Expiring	Average Annual Rent	Percentage of Average Annual Rent	Leasable Square Feet
July 1, 2013 through December 31, 2013	19	728	1.18%	48,892
2014	35	2,573	4.16%	117,590
2015	28	1,323	2.14%	89,035
2016	28	2,460	3.98%	96,548
2017	20	1,056	1.71%	55,258
2018	27	1,598	2.58%	83,564
2019	20	1,355	2.19%	52,251
2020	26	2,117	3.42%	93,779
2021	24	1,990	3.22%	67,661
2022	12	963	1.56%	86,617
2023	7	465	0.75%	24,417
Total	246	16,628	26.89%	815,612

Operating Leases:

Year of Expiration	Number of Leases Expiring	Average Annual Rent	Percentage of Average Annual Rent	Leasable Square Feet
July 1, 2013 through December 31, 2013	18	618	1.01%	46,074
2014	33	2,382	3.90%	111,690
2015	28	1,323	2.16%	89,035
2016	27	2,348	3.84%	94,239
2017	20	1,056	1.73%	55,258
2018	26	1,400	2.29%	78,992
2019	20	1,355	2.22%	52,251
2020	26	2,117	3.46%	93,779
2021	24	1,990	3.26%	67,661
2022	12	963	1.58%	86,617
2023	7	465	0.76%	24,417
Total	241	16,017	26.20%	800,013

Direct Financing Leases:

Year of Expiration	Number of Leases Expiring	Average Annual Rent	Percentage of Average Annual Rent	Leasable Square Feet
July 1, 2013 through December 31, 2013	1	110	15.74%	2,818
2014	2	191	27.32%	5,900
2015	0	—	0.00%	—
2016	1	112	16.02%	2,309
2017	0	—	0.00%	—
2018	1	198	28.33%	4,572
2019	0	—	0.00%	—
2020	0	—	0.00%	—
2021	0	—	0.00%	—
2022	0	—	0.00%	—
2023	0	—	0.00%	—
Total	5	611	87.41%	15,599

COMBINED

Total Leases:

Year of Expiration	Number of Leases Expiring	Average Annual Rent	Percentage of Average Annual Rent	Leasable Square Feet
July 1, 2013 through December 31, 2013	43	8,649	1.70%	351,526
2014	86	11,168	2.20%	605,575
2015	120	18,511	3.65%	1,362,244
2016	121	27,766	5.47%	1,768,553
2017	215	46,958	9.25%	4,258,004
2018	181	27,822	5.48%	1,760,712
2019	112	22,767	4.48%	1,000,700
2020	109	28,452	5.60%	1,513,904
2021	115	38,234	7.53%	4,125,658
2022	161	39,683	7.82%	5,742,680
2023	102	33,188	6.54%	3,059,519
Total	1,365	303,198	59.72%	25,549,075

Operating Leases:

Year of Expiration	Number of Leases Expiring	Average Annual Rent	Percentage of Average Annual Rent	Leasable Square Feet
July 1, 2013 through December 31, 2013	41	8,432	1.68%	345,158
2014	81	10,650	2.13%	591,815
2015	117	18,214	3.64%	1,352,338
2016	120	27,654	5.52%	1,766,244
2017	208	45,851	9.15%	4,227,746
2018	171	26,823	5.35%	1,726,263
2019	102	21,750	4.34%	968,921
2020	109	28,452	5.68%	1,513,904
2021	114	38,112	7.61%	4,122,663
2022	158	39,407	7.87%	5,730,769
2023	94	32,356	6.46%	3,021,857
Total	1,315	297,701	59.43%	25,367,678

Direct Financing Leases:

Year of Expiration	Number of Leases Expiring	Average Annual Rent	Percentage of Average Annual Rent	Leasable Square Feet
July 1, 2013 through December 31, 2013	2	217	3.37%	6,368
2014	5	518	8.05%	13,760
2015	3	297	4.62%	9,906
2016	1	112	1.74%	2,309
2017	7	1,107	17.21%	30,258
2018	10	999	15.53%	34,449
2019	10	1,017	15.81%	31,779
2020	0	—	0.00%	—
2021	1	122	1.90%	2,995
2022	3	276	4.29%	11,911
2023	8	832	12.93%	37,662
Total	50	5,497	85.45%	181,397